OPPENHEIMER BALANCED FUND/VA

Supplement dated April 3, 2009
to the Prospectus dated April 29, 2008

This supplement amends the Prospectus of Oppenheimer Balanced Fund/VA (the "Fund") dated April 29, 2008. It replaces the supplement dated March 31, 2009. The Prospectus is revised as follows:

1.	The section titled "How the Fund is Managed - Advisory Fees" on page 11 is deleted in its entirety and is replaced with the following:

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets over $800 million. The Fund's management fee for its fiscal year ended December 31, 2007, was 0.72% of the Fund's average annual net assets for each class of shares.

Effective September 1, 2007 the Manager voluntarily agreed to waive a portion of the advisory fee and/or reimburse certain expenses so that the total expenses of the Fund will not exceed 0.92% of average annual net assets for Service Shares and 0.67% of average annual net assets for Non-Service Shares. This voluntary waiver and/or reimbursement may be withdrawn at any time.

Effective April 1, 2009, the Manager has agreed to voluntarily waive the advisory fee by 0.08% of the Fund's average daily net assets through March 31, 2010. This voluntary waiver will be applied after all other waivers and/or reimbursements and may be withdrawn at any time.

A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's Annual Report to shareholders for the year ended December 31, 2008.

2.	Effective April 1, 2009, the section titled "How the Fund is Managed – Portfolio Managers," on page 11 of the Prospectus, is deleted in its entirety and is replaced by the following:

Portfolio Managers. The equity component of the Fund's portfolio is managed by Emmanuel Ferreira and the fixed-income component of the Fund's portfolio is managed by Krishna Memani. Mr. Ferreira and Mr. Memani are primarily responsible for the day-to-day management of the Fund's investments. Mr. Ferreira has been a portfolio manager and Vice President of the Fund since January 2003. Mr. Memani is a portfolio manager and Vice President of the Fund beginning April 1, 2009.

Mr. Ferreira has been a Vice President of the Manager since January 2003. He was a Portfolio Manager at Lashire Investments from July 1999 through December 2002. He is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Mr. Memani has been a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was the Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006. He was a Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

April 3, 2009

PS0670.013